Exhibit 99.1

April 3, 2024
FOR IMMEDIATE RELEASE

BlackBerry Reports Fourth Quarter and Full Fiscal Year 2024 Results
•Delivers year-over-year revenue growth for both IoT and Cybersecurity divisions
•IoT division reports record revenue quarter and QNX royalty backlog of $815 million
•Cybersecurity division stabilizes ARR, with sequential growth and DBNRR improvement
•Significantly improves operating cash usage sequentially and expects to be cashflow and adjusted EBITDA positive for FY25
•Non-GAAP earnings per share beats expectations

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months and fiscal year ended February 29, 2024 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“BlackBerry delivered a solid finish to the fiscal year, setting a number of new records in the process. Despite industry delays to automotive software development programs, our IoT division delivered its strongest ever quarter for revenue, as well as its best year for adding new QNX royalty backlog from design wins that resulted in 27% year-over-year growth to approximately $815 million,” said John J. Giamatteo, CEO, BlackBerry. “We also took small, but important steps forward for the Cybersecurity division, with ARR stabilizing and even increasing by 3% sequentially. At a Corporate level, we are making good progress with efforts to both separate the divisions and drive towards profitability, and operating cash usage more than halved sequentially this quarter.”

Fourth Quarter Fiscal 2024 Financial Highlights
•Total company revenue was $173 million.
•Total company non-GAAP and GAAP gross margin increased to 75%.
•IoT revenue was an all-time quarterly record $66 million, a 25% year-over-year increase; IoT gross margin remained at 85%.
•Cybersecurity revenue was $92 million, a 5% year-over-year increase; Cybersecurity gross margin was 65%.
•Cybersecurity ARR increased sequentially by 3% to $280 million.
•Licensing and Other revenue was $15 million.
•Non-GAAP operating profit was $16 million and GAAP operating loss was $56 million.
•Non-GAAP basic earnings per share was $0.03 and GAAP basic loss per share was $0.10.
•Adjusted EBITDA was $21 million.
•Total cash, cash equivalents, short-term and long-term investments was $298 million and cash used by operations decreased by 52% sequentially to $15 million.

Full Year Fiscal 2024 Financial Highlights
•Total company revenue was $853 million, including $218 million relating to the sale of legacy patent portfolio in Q1.
•Total company non-GAAP and GAAP gross margin was 61%.
•Non-GAAP operating profit was $36 million and GAAP operating loss was $125 million.
•Non-GAAP basic earnings per share was $0.05 and GAAP basic loss per share was $0.22.

Business Highlights & Strategic Announcements
•BlackBerry QNX announces general availability of QNX® Software Development Platform (SDP) 8.0, its scalable, high-performance foundation for next generation automotive and IoT systems
•Stellantis, BlackBerry QNX and AWS launch virtual cockpit, transforming in-vehicle software engineering
•BlackBerry launches QNX® Sound, an audio and acoustics innovation platform for software-defined vehicles
•Mobility in Harmony (MIH) consortium, a Foxconn initiative, selects BlackBerry IVY® to power its next-generation electric production vehicles
•BlackBerry is first Mobile Device Management vendor to receive BSI clearance for BlackBerry® UEM Brightsite usage with Apple iNDIGO
•BlackBerry’s new Cybersecurity Center of Excellence (CCoE) in Kuala Lumpur will offer SANS training courses to help grow and upskill cyber workforces in Malaysia
•BlackBerry completes $200 million, 5-year 3.00% convertible notes private offering, and fully repays $150 million of short-term extendable debentures
•BlackBerry appoints Philip Brace, an IoT technology industry veteran, to its Board of Directors

Outlook
BlackBerry is providing the following guidance for the first quarter (ending May 31, 2024) and the full fiscal year 2025 (ending February 28, 2025).

	Q1 FY25	Full fiscal year FY25
Total BlackBerry revenue:	$130 - $138 million	$586 - $616 million
IoT revenue:	$48 - $52 million	$220 - $235 million
Cyber revenue:	$78 - $82 million	$350 - $365 million
Licensing & Other revenue:	Approximately $4 million	Approximately $16 million
Adjusted EBITDA:	($15) - ($25) million	Breakeven - +$10 million
Non-GAAP basic EPS:	($0.04) - ($0.06)	($0.03) - ($0.07)

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them. The Company does not provide a reconciliation of expected Adjusted EBITDA and expected Non-GAAP basic EPS for the first quarter and full fiscal year 2025 to the most directly comparable expected GAAP measures because it is unable to predict with reasonable certainty, among other things, restructuring charges and impairment charges and, accordingly, a reconciliation is not available without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For more information on the non-GAAP financial measures, please refer to the tables at the end of this press release.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (877) 883-0383 and entering Elite Entry Number 6322676.

A replay of the conference call will be available at approximately 8:30 p.m. ET today, using the same webcast link (here) or by dialing Canada toll free +1 (855) 669-9658 or US toll free +1 (877) 344-7529 and entering Replay Access Code 8962207.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company’s software powers over 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

###

This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, BlackBerry’s expectations regarding its financial performance, and BlackBerry’s expectations regarding the planned separation of its businesses. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; BlackBerry’s sales cycles and the time and expense of its sales efforts; the intense competition faced by BlackBerry; BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; potential impacts of BlackBerry’s proposed business unit separation and cost reduction initiatives; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; risks arising from a failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s dependence on its relationships with resellers and channel partners; litigation against BlackBerry; adverse macroeconomic and geopolitical conditions; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; BlackBerry potentially being found to have infringed on the intellectual property rights of others; BlackBerry’s indebtedness, which could impact its operating flexibility and financial condition; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; potential impacts of acquisitions, divestitures and other business initiatives; risks associated with foreign operations, including fluctuations in foreign currencies; environmental events; the fluctuation of BlackBerry’s quarterly revenue and operating results; and the volatility of the market price of BlackBerry’s common shares.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedarplus.ca or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.

###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			For the Years Ended
	February 29, 2024	November 30, 2023	February 28, 2023	February 29, 2024	February 28, 2023
Revenue	$173	$175	$151	$853	$656
Cost of sales	44	48	51	333	237
Gross margin	129	127	100	520	419
Gross margin %	74.6%	72.6%	66.2%	61.0%	63.9%
Operating expenses
Research and development	40	42	48	186	207
Sales and marketing	41	42	48	171	176
General and administrative	53	43	35	181	164
Amortization	12	13	18	54	96
Impairment of goodwill	35	—	245	35	245
Impairment of long-lived assets	4	11	231	15	235
Gain on sale of property, plant and equipment, net	—	—	—	—	(6)
Debentures fair value adjustment	—	(13)	(26)	3	(138)
Litigation settlement	—	—	—	—	165
	185	138	599	645	1,144
Operating loss	(56)	(11)	(499)	(125)	(725)
Investment income, net	4	5	6	19	5
Loss before income taxes	(52)	(6)	(493)	(106)	(720)
Provision for income taxes	4	15	2	24	14
Net loss	$(56)	$(21)	$(495)	$(130)	$(734)
Loss per share
Basic	$(0.10)	$(0.04)	$(0.85)	$(0.22)	$(1.27)
Diluted	$(0.10)	$(0.05)	$(0.85)	$(0.22)	$(1.35)

Weighted-average number of common shares outstanding (000s)
Basic	587,523	584,331	581,493	584,543	578,654
Diluted	587,523	638,470	581,493	584,543	639,487
Total common shares outstanding (000s)	589,233	585,340	582,157	589,233	582,157

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	February 29, 2024	February 28, 2023
Assets
Current
Cash and cash equivalents	$175	$295
Short-term investments	62	131
Accounts receivable, net of allowance of $6 and $1, respectively	199	120
Other receivables	21	12
Income taxes receivable	4	3
Other current assets	47	182
	508	743
Restricted cash and cash equivalents	25	27
Long-term investments	36	34
Other long-term assets	57	8
Operating lease right-of-use assets, net	32	44
Property, plant and equipment, net	21	25
Intangible assets, net	154	203
Goodwill	562	595
	$1,395	$1,679
Liabilities
Current
Accounts payable	$17	$24
Accrued liabilities	117	143
Income taxes payable	28	20
Debentures	—	367
Deferred revenue, current	194	175
	356	729
Deferred revenue, non-current	28	40
Operating lease liabilities	38	52
Other long-term liabilities	3	1
Long-term notes	194	—
	619	822
Shareholders’ equity
Capital stock and additional paid-in capital	2,948	2,909
Deficit	(2,158)	(2,028)
Accumulated other comprehensive loss	(14)	(24)
	776	857
	$1,395	$1,679

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	For the Years Ended
	February 29, 2024	February 28, 2023
Cash flows from operating activities
Net loss	$(130)	$(734)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	59	105
Stock-based compensation	33	34
Impairment of goodwill	35	245
Impairment of long-lived assets	15	235
Intellectual property disposed of by sale	147	—
Gain on sale of property, plant and equipment, net	—	(6)
Debentures fair value adjustment	3	(138)
Operating leases	(13)	(16)
Other	3	5
Net changes in working capital items
Accounts receivable, net of allowance	(79)	18
Other receivables	(9)	13
Income taxes receivable	(1)	6
Other assets	(53)	(1)
Accounts payable	(7)	2
Accrued liabilities	(21)	(11)
Income taxes payable	8	9
Deferred revenue	7	(29)
Net cash used in operating activities	(3)	(263)
Cash flows from investing activities
Acquisition of long-term investments	(2)	(3)
Acquisition of property, plant and equipment	(7)	(7)
Proceeds on sale of property, plant and equipment	—	17
Acquisition of intangible assets	(14)	(34)
Acquisition of short-term investments	(154)	(514)
Proceeds on sale or maturity of short-term investments	223	717
Net cash provided by investing activities	46	176
Cash flows from financing activities
Issuance of common shares	6	6
Maturity of 2020 Debentures and Extension Debentures	(515)	—
Proceeds from issuance of Extension Debentures and Notes, net	344	—
Net cash provided by (used in) financing activities	(165)	6
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	—	(3)
Net decrease in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	(122)	(84)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	322	406
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$200	$322

As at	February 29, 2024	February 28, 2023
Cash and cash equivalents	$175	$295
Restricted cash and cash equivalents	25	27
Short-term investments	62	131
Long-term investments	36	34
	$298	$487

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following tables show information by operating segment for the three months ended February 29, 2024 and February 28, 2023. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the CODM for making decisions and assessing performance of the Company’s reportable operating segments

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing and Other		Segment Totals
	Feb 29	Feb 28	Feb 29	Feb 28	Feb 29	Feb 28	Feb 29	Feb 28
	2024	2023	2024	2023	2024	2023	2024	2023
Segment revenue	$92	$88	$66	$53	$15	$10	$173	$151
Segment cost of sales	32	36	10	10	2	4	44	50
Segment gross margin	$60	$52	$56	$43	$13	$6	$129	$101
Segment gross margin %	65%	59%	85%	81%	87%	60%	75%	67%
The following table reconciles the Company’s segment results for the three months ended February 29, 2024 to consolidated U.S. GAAP results:

	For the Three Months Ended February 29, 2024
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$92	$66	$15	$173	$—	$173
Cost of sales	32	10	2	44	—	44
Gross margin (1)	$60	$56	$13	$129	$—	$129
Operating expenses					185	185
Investment income, net					4	4
Loss before income taxes						$(52)
______________________________
(1) See “Non-GAAP Financial Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months and year ended February 29, 2024.
The following table reconciles the Company’s segment results for the three months ended February 28, 2023 to consolidated U.S. GAAP results:

	For the Three Months Ended February 28, 2023
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$88	$53	$10	$151	$—	$151
Cost of sales	36	10	4	50	1	51
Gross margin (1)	$52	$43	$6	$101	$(1)	$100
Operating expenses					599	599
Investment income, net					6	6
Loss before income taxes						$(493)
______________________________
(1) See “Non-GAAP Financial Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months and year ended February 28, 2023.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and are useful in helping management and readers understand the Company’s operating results and underlying operational trends. For purposes of comparability, the Company’s non-GAAP financial measures for the three months ended and years ended February 28, 2023 have been updated to conform to the current year’s presentation.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted net income (loss), adjusted earnings (loss) per share, adjusted research and development expense, adjusted sales and marketing expense, adjusted general and administrative expense, adjusted amortization expense, adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. Commencing with this fiscal quarter and consistent with the presentation of the corresponding U.S. GAAP measures, the Company is presenting adjusted sales and marketing expense and adjusted general and administrative expense separately, whereas they were previously aggregated. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results, which are described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2024 and presented in the Consolidated Financial Statements contained therein.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended February 29, 2024 and February 28, 2023
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended February 29, 2024 and February 28, 2023 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	February 29, 2024	February 28, 2023
Gross margin	$129	$100
Stock compensation expense	—	1
Adjusted gross margin	$129	$101

Gross margin %	74.6%	66.2%
Stock compensation expense	—%	0.7%
Adjusted gross margin %	74.6%	66.9%
Reconciliation of U.S. GAAP operating expense for the three months ended February 29, 2024 and February 28, 2023 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	February 29, 2024	February 28, 2023
Operating expense	$185	$599
Restructuring charges	20	7
Stock compensation expense	5	9
Debentures fair value adjustment	—	(26)
Acquired intangibles amortization	8	15
Goodwill impairment charge	35	245
LLA impairment charge	4	231
Adjusted operating expense	$113	$118

Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the three months ended February 29, 2024 and February 28, 2023 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	February 29, 2024		February 28, 2023
		Basic earnings (loss) per share		Basic loss per share
Net loss	$(56)	$(0.10)	$(495)	$(0.85)
Restructuring charges	20		7
Stock compensation expense	5		10
Debentures fair value adjustment	—		(26)
Acquired intangibles amortization	8		15
Goodwill impairment charge	35		245
LLA impairment charge	4		231
Adjusted net income (loss)	$16	$0.03	$(13)	$(0.02)
Reconciliation of U.S. GAAP research and development, sales and marketing, general and administrative, and amortization expense for the three months ended February 29, 2024 and February 28, 2023 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	February 29, 2024	February 28, 2023
Research and development	$40	$48
Stock compensation expense	2	3
Adjusted research and development	$38	$45

Sales and marketing	$41	$48
Stock compensation expense	1	2
Adjusted sales and marketing	$40	$46

General and administrative	$53	$35
Restructuring charges	20	7
Stock compensation expense	2	4
Adjusted general and administrative	$31	$24

Amortization	$12	$18
Acquired intangibles amortization	8	15
Adjusted amortization	$4	$3

Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the three months ended February 29, 2024 and February 28, 2023 are reflected in the table below. These are non-GAAP financial measures and non-GAAP ratios that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies.

For the Three Months Ended (in millions)	February 29, 2024	February 28, 2023
Operating loss	$(56)	$(499)
Non-GAAP adjustments to operating loss
Restructuring charges	20	7
Stock compensation expense	5	10
Debentures fair value adjustment	—	(26)
Acquired intangibles amortization	8	15
Goodwill impairment charge	35	245
LLA impairment charge	4	231
Total non-GAAP adjustments to operating loss	$72	482
Adjusted operating income (loss)	16	(17)
Amortization	13	20
Acquired intangibles amortization	(8)	(15)
Adjusted EBITDA	$21	$(12)

Revenue	$173	$151
Adjusted operating income (loss) margin % (1)	9%	(11%)
Adjusted EBITDA margin % (2)	12%	(8%)
______________________________
(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the years ended February 29, 2024 and February 28, 2023
A reconciliation of the most directly comparable U.S. GAAP financial measures for the years ended February 29, 2024 and February 28, 2023 to adjusted financial measures is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 29, 2024	February 28, 2023
Gross margin	$520	$419
Stock compensation expense	3	3
Adjusted gross margin	$523	$422

Gross margin %	61.0%	63.9%
Stock compensation expense	0.3%	0.4%
Adjusted gross margin %	61.3%	64.3%
Reconciliation of U.S. GAAP operating expense for the years ended February 29, 2024 and February 28, 2023 to adjusted operating expense is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 29, 2024	February 28, 2023
Operating expense	$645	$1,144
Restructuring charges	37	11
Stock compensation expense	30	28
Debentures fair value adjustment	3	(138)
Acquired intangibles amortization	38	82
Goodwill impairment charge	35	245
LLA impairment charge	15	235
Litigation settlement	—	165
Adjusted operating expense	$487	$516
Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the years ended February 29, 2024 and February 28, 2023 to the adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Fiscal Years Ended (in millions, except per share amounts)	February 29, 2024		February 28, 2023
		Basic earnings (loss) per share		Basic loss per share
Net loss	$(130)	$(0.22)	$(734)	$(1.27)
Restructuring charges	37		11
Stock compensation expense	33		31
Debentures fair value adjustment	3		(138)
Acquired intangibles amortization	38		82
Goodwill impairment charge	35		245
LLA impairment charge	15		235
Litigation settlement	—		165
Adjusted net income (loss)	$31	$0.05	$(103)	$(0.18)

Reconciliation of U.S GAAP research and development, sales and marketing, general and administrative, and amortization expense for the years ended February 29, 2024 and February 28, 2023 to adjusted research and development, sales and marketing, general and administrative, and amortization expense is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 29, 2024	February 28, 2023
Research and development	$186	$207
Stock compensation expense	8	9
Adjusted research and development	$178	$198

Sales and marketing	$171	$176
Stock compensation expense	6	5
Adjusted sales and marketing	$165	$171

General and administrative	$181	$164
Restructuring charges	37	11
Stock compensation expense	16	14
Adjusted general and administrative	$128	$139

Amortization	$54	$96
Acquired intangibles amortization	38	82
Adjusted amortization	$16	$14
Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the fiscal years ended February 29, 2024 and February 28, 2023 are reflected in the table below. These are non-GAAP financial measures and non-GAAP ratios that do not have any standardized meaning as prescribed by U.S. GAAP and are therefore unlikely to be comparable to similar measures presented by other companies.

For the Fiscal Years Ended (in millions)	February 29, 2024	February 28, 2023
Operating loss	$(125)	$(725)
Non-GAAP adjustments to operating loss
Restructuring charges	37	11
Stock compensation expense	33	31
Debentures fair value adjustment	3	(138)
Acquired intangibles amortization	38	82
Goodwill impairment charge	35	245
LLA impairment charge	15	235
Litigation settlement	—	165
Total non-GAAP adjustments to operating loss	161	631
Adjusted operating income (loss)	36	(94)
Amortization	59	105
Acquired intangibles amortization	(38)	(82)
Adjusted EBITDA	$57	$(71)

Revenue	$853	$656
Adjusted operating income (loss) margin % (1)	4%	(14%)
Adjusted EBITDA margin % (2)	7%	(11%)
______________________________
(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash used in operating activities for the three months ended February 29, 2024 and February 28, 2023 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	February 29, 2024	February 28, 2023
Net cash used in operating activities	$(15)	$(7)
Acquisition of property, plant and equipment	(2)	(2)
Free cash usage	$(17)	$(9)
Reconciliation of U.S. GAAP net cash provided used in operating activities for the years ended February 29, 2024 and February 28, 2023 to free cash flow (usage) is reflected in the table below:

For the Fiscal Years Ended (in millions)	February 29, 2024	February 28, 2023
Net cash used in operating activities	$(3)	$(263)
Acquisition of property, plant and equipment	(7)	(7)
Free cash usage	$(10)	$(270)
For the year ended February 28, 2023, free cash usage includes $165 million paid in relation to a legal settlement.
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that Cybersecurity annual recurring revenue (“ARR”), Cybersecurity dollar-based net retention rate (“DBNRR”), Cybersecurity total contract value (“TCV”) billings, recurring software product revenue percentage and QNX royalty backlog do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	February 29, 2024
Cybersecurity Annual Recurring Revenue	$280
Cybersecurity Dollar-Based Net Retention Rate	85%
Cybersecurity Total Contract Value Billings	$91
Recurring Software Product Revenue Percentage	~ 90%
QNX Royalty Backlog	$815